WL Carter_PressRel_2026_0916a_v02.docx Page 1 of 3 Exhibit 99.1 SUNCOKE ENERGY, INC. ANNOUNCES ADDITION OF WENDELL L. CARTER TO THE BOARD OF DIRECTORS Lisle, Ill. (September 16, 2026) – SunCoke Energy, Inc. (NYSE: SXC) today announced that Mr. Wendell L. Carter has been appointed to the Company’s Board of Directors effective immediately. Carter will be a member of the Compensation Committee and the Governance Committee of the board, and will serve in the class of directors standing for election at the Company’s Annual Meeting of Stockholders in May 2027. Arthur F. Anton, the Company’s Chairman, stated, “On behalf of the Board, I am delighted to welcome Wendell Carter to SunCoke. Wendell’s distinguished career in the iron and steel industry, and his extensive operational and technical experience will add valuable perspective to our Board. We look forward to working with him and benefiting from his insights.” “Wendell has a strong record of applying engineering and technology to improve manufacturing performance,” commented Katherine T. Gates, the Company’s President and Chief Executive Officer. “His metallurgical engineering background, leadership in product and process innovation, and deep experience optimizing large-scale steelmaking operations aligns closely with SunCoke’s focus on operational excellence.” Mr. Carter began his career at Inland Steel in 1983 in technical and supervisory ironmaking roles and advanced through leadership positions in operations, engineering, strategy, product development, and quality. Most recently, as Executive Vice President, Technology, of Cleveland- Cliffs Inc. (NYSE: CLF), he led research facilities in Middletown, Ohio, and Novi, Michigan, overseeing 120 research engineers developing products and processes for automotive, consumer, stainless, electrical, and plate markets. He also managed corporate engineering, quality, and production planning, including an approximately $1.0 billion annual engineering and capital expenditure budget. From 2021 to 2022, he was Executive Vice President, West Operations, at Cleveland-Cliffs, leading operations across Indiana, Illinois, Michigan, Northern Ohio, and West Virginia. Prior to that, from 2010 to 2021, he was Senior Vice President, Carbon Light Flat Roll at Cleveland-Cliffs. From 2011 to 2020, he concurrently served as Vice President & General Manager, ArcelorMittal USA LLC, with responsibility for a 7.5-million-ton steelmaking facility, three supporting plants, and 4,900 employees. He holds a B.S. in Metallurgical Engineering and an M.B.A. and has authored 13 technical papers on iron blast furnace construction and practice. He is a Distinguished Member and Fellow, and a past president, of the Association for Iron & Steel Technology, and an Honorary Member of the American Institute of Mining, Metallurgical, and Petroleum Engineers. “I am very happy to be joining SunCoke at this exciting stage of the Company’s development,” said Mr. Carter. “I look forward to working with Katherine and the rest of the Board to help create value-enhancing opportunities for our shareholders.”

WL Carter_PressRel_2026_0916a_v02.docx Page 2 of 3 ABOUT SUNCOKE ENERGY, INC. SunCoke Energy, Inc. (NYSE: SXC) supplies high-quality coke to domestic and international customers. Our coke is used in the blast furnace production of steel as well as the foundry production of casted iron, with the majority of sales under long-term, take-or-pay contracts. We also export coke to overseas customers seeking high-quality product for their blast furnaces. Our process utilizes an innovative heat-recovery technology that captures excess heat for steam or electrical power generation and draws upon more than 60 years of cokemaking experience to operate our facilities in Illinois, Indiana, Ohio, Virginia, and Brazil. Our industrial services business provides export and domestic material handling services to coke, coal, steel, power, and other bulk customers, as well as mission-critical services to leading steel producers globally. The logistics terminals have the collective capacity to mix and transload more than 40 million tons of material each year and are strategically located to reach Gulf Coast, East Coast, Great Lakes, and international ports. Additional industrial services include the removal, handling, and processing of molten slag at customer sites, as well as preparation and transportation of metal scraps, raw materials, and finished products. To learn more about SunCoke Energy, Inc., visit our website at www.suncoke.com. FORWARD-LOOKING STATEMENTS This press release and related conference call contain “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this press release or during the related conference call that are not statements of historical fact, including those concerning possible or assumed future results of operations, our 2026 guidance and outlook, our expectation to continue a quarterly dividend, descriptions of our business plans and strategies, and other statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our present beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this press release and related conference call, see SunCoke's SEC filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC's website at www.sec.gov. All forward-looking statements included in this press release and related

WL Carter_PressRel_2026_0916a_v02.docx Page 3 of 3 conference call are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this press release and related conference call also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of this press release except as required by applicable law. Contacts Investor/Media Inquiries: Sharon Doyle Manager, Investor Relations (630) 824-1907